UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

EyePoint Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 3, 2019, EyePoint Pharmaceuticals, Inc. (the “Company”) issued a press release announcing certain 2019 commercial updates, including the Company’s expectation to launch DEXYCU™ in the first quarter of calendar 2019. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of EyePoint Pharmaceuticals, Inc., dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date: January 14, 2019	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer